                                                        EXHIBIT (10)-(56)



                 FIRST AMENDMENT TO LETTER OF CREDIT AGREEMENT
                 ---------------------------------------------

                 FIRST AMENDMENT (the "Amendment"), dated as of May 2, 1995, among The LTV Corporation, a Delaware corporation ("LTV"), LTV Steel Company, Inc., a New Jersey corporation, Continental Emsco Company, a Delaware corporation, LTV Steel Mining Company, a Minnesota limited partnership, LTV Steel Tubular Products Company, a Delaware corporation (the "Borrowers"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and BT Commercial Corporation, acting as Agent (the "Agent") in the manner and to the extent described in Article 9 of the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                             W I T N E S S E T H :
                             --------------------
                 WHEREAS, LTV, the Borrowers, the Lenders and the Agent are parties to a Credit Agreement, dated as of October 12, 1994 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

                 WHEREAS, the parties to the Credit Agreement wish to amend the Credit Agreement to permit certain transactions in connection with the participation by LTV, through one or more wholly owned Subsidiaries of LTV, in the Trico Joint Venture (as defined below) and the distribution by Trico Sales Co. (as defined below) of steel products manufactured by the Trico Joint Venture;


                 NOW, THEREFORE, it is agreed:

                 1. On and after the Amendment Effective Date (as defined below), the definition of Material Subsidiary in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety:

                 "MATERIAL SUBSIDIARY shall mean any Subsidiary of LTV or any Borrower (other than the Sumitomo Joint Ventures, the Trico Joint Venture, the LTV Trico Member, Trico Sales Co., or any Subsidiary which is a railroad subject to regulation by the Interstate Commerce Commission) which has, at any time, (i) assets (other than intercompany accounts) with a book value in an aggregate amount equal to or greater than $10,000,000, (ii) steel products (other than steel products located at or galvanized by L-S Electro-Galvanizing Company or steel products located at the Trico Joint Venture or at Trico Sales Co.) work-in-process and raw materials inventory in an aggregate amount equal to or greater than $5,000,000 (valued for purposes of this definition at the higher of cost and fair market value), or (iii) accounts receivable arising from the sale of steel products and steel production raw materials (other than intercompany accounts and accounts of any Sumitomo Joint Venture or LTV/EGL or LTV Electro- Galvanizing Company arising form the sale of steel products galvanized by a Sumitomo Joint Venture and other than intercompany accounts and accounts of the Trico Joint Venture or Trico Sales Co. arising from the sale of steel products manufactured by the Trico Joint Venture) in a face amount equal to or greater than $5,000,000."

                 2. On and after the Amendment Effective Date, the definition of Subsidiary in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety:

                 "SUBSIDIARY shall mean, with respect to any Person, any corporation, partnership, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. For the purpose of this definition, (1) neither of the Sumitomo Joint Ventures shall be deemed a direct or indirect Subsidiary of LTV, (2) neither the Trico Joint Venture, the LTV Trico Member, nor Trico Sales Co. shall be deemed a direct or indirect Subsidiary of LTV, and (3) any Joint Venture hereafter formed in which LTV and its Subsidiaries own 50% or less of the voting interests (and the Investment is made therein pursuant to Sections 7.6 (vi),
                 (vii) and (x)) shall not be deemed a Subsidiary of LTV even if LTV or one of its Subsidiaries has the power to direct the management and policies thereof. In addition, for the purpose of this definition, neither Presque Isle Corporation, a Delaware corporation, nor LAS Resources, Inc., a West Virginia corporation, nor Olga Coal Company, a West Virginia corporation (or their successors) shall be deemed to be a Subsidiary of LTV or LTV Steel (other than for purposes of Section 4) unless and until (i) LTV owns, directly or indirectly, outstanding capital stock of such Person having 55% or more of the votes entitled to be cast in the election of directors, (ii) the number of shareholders of such Person shall increase from the number on the date hereof; PROVIDED that for purposes of calculating such number, shareholders that are Affiliates of each other shall be deemed to be a single shareholder, (iii) there shall occur any material change in the type of business conducted by such Person from that conducted by it on the date hereof, (iv) such Person acquires any of the capital stock or assets (other than in the ordinary course of business) of, or merges or consolidates with or into, any Subsidiary of LTV (other than any Subsidiary of such Person) or (v) LTV acquires, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, any power to direct or cause the direction of the management and policies of such Person that differs materially from the power that it has on the date hereof. If any of the events in clauses (i) through (v) shall occur, such Person shall cease to be excluded from the definition of Subsidiary and shall be automatically deemed to be a Subsidiary."

                 3. On and after the Amendment Effective Date, Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                 "LTV TRICO MEMBER shall mean LTV-Trico, Inc., a Delaware corporation, and any other wholly owned Subsidiary of LTV that is a member of the Trico Joint Venture at such time."

                 "TRICO JOINT VENTURE shall mean Trico Steel Company, L.L.C., a Delaware limited liability company, or any successor entity thereto."

                 "TRICO TRANSACTION DOCUMENTS shall mean the Transaction Agreement dated as of May 2, 1995 relating to the formation of the Trico Joint Venture and each Transaction Document referred to in such Transaction Agreement, each as amended, modified or supplemented from time to time."

                 "TRICO SALES CO. shall mean Trico Steel Company, Inc., a Delaware corporation."

                 4. On and after the Amendment Effective Date, Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" immediately prior to clause (xv) thereof, (ii) deleting the period at the end of clause (xv) thereof and substituting in lieu thereof "; and" and (iii) inserting the following new clause (xvi) after clause (xv):

                 "(xvi) Liens on the capital stock, other ownership interests, assets or property of the Trico Joint Venture, the LTV Trico Member or Trico Sales Co. granted or created in favor of any Person pursuant to the Trico Transaction Documents."

                 5. On and after the Amendment Effective Date, Section 7.8 of the Credit Agreement is hereby amended by deleting the word "and" immediately prior to clause (vi) thereof and inserting a comma in lieu thereof and by inserting the following text immediately prior to the period at the end of
Section 7.8:

                 "and (vii) any transaction or series of transactions in the ordinary course of business (x) contemplated by or pursuant to the Trico Transaction Documents or (y) between the Trico Joint Venture, the LTV Trico Member or Trico Sales Co., on the one hand, and LTV or any of its Subsidiaries, on the other."

                 6. In order to induce the undersigned Lenders to enter into this Amendment, LTV and the Borrowers hereby represent and warrant that:

                 (a) No Default or Event of Default exists as of the Amendment Effective Date and after giving effect to this Amendment;

                 (b) On the Amendment Effective Date after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects; and

                 (c) On and after the Amendment Effective Date, this Amendment, and the transactions permitted hereby, shall be permitted by, and shall not violate any material term of or cause a breach of, any of the Related Agreements.

                 7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                 8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with LTV, the Borrowers and the Agent.

                 9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                 10. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when LTV, the Borrowers and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile device) the same to the Agent.

                 11. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                            *          *          *

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.


                                LTV STEEL COMPANY, INC.


                                By: A.W. Huge
                                   ---------------------------------
                                   Title: Senior Vice President-Finance
                                          and CFO


                                CONTINENTAL EMSCO COMPANY


                                By: A.W. Huge
                                   ---------------------------------
                                   Title: Vice President and Controller



                                LTV STEEL MINING CO.,

                                By:  Youngstown Erie Corporation

                                By: A.W. Huge
                                   ---------------------------------
                                   Title: Vice President and Controller



                                By:  Erie B Corporation

                                By: A.W. Huge
                                   ---------------------------------
                                   Title: Vice President and Controller

                                By:  Erie I Corporation


                                By: A.W. Huge
                                   ---------------------------------
                                   Title: Vice President and Controller



                                LTV STEEL TUBULAR PRODUCTS COMPANY

                                By: A.W. Huge
                                   ---------------------------------
                                   Title: Vice President and Controller


                                THE LTV CORPORATION

                                By: A.W. Huge
                                   ---------------------------------
                                   Title: Senior Vice President and CFO



                                BT COMMERCIAL CORPORATION,
                                  individually and as Agent
                                  and Collateral Agent



                                By:  Unlegible
                                   ---------------------------------
                                   Title:



                                CHEMICAL BANK, as a Lender


                                By:  R. Potter
                                   ---------------------------------
                                   Title: Managing Director

                                THE LONG-TERM CREDIT BANK OF JAPAN,
                                  LTD., as a Lender



                                By:   Unlegible
                                   ---------------------------------
                                   Title: Senior Vice President &
                                          Joint General Manager


                                MELLON BANK, N.A., as a Lender


                                By: Roger N. Stanier
                                   ---------------------------------
                                    Title: Roger N. Stanier


                                THE SUMITOMO BANK, LTD.,
                                  CHICAGO BRANCH, as a Lender

                                By: Katsuyasu Iwasawa
                                   ---------------------------------
                                    Title: Joint General Manager


                                PNC BANK, NATIONAL ASSOCIATION,
                                  as a Lender


                                By:  Julianne McKenzie
                                   ---------------------------------
                                     Title: Vice President

                                CREDIT LYONNAIS, CHICAGO
                                  BRANCH, as a Lender

                                By:  Unlegible
                                   ---------------------------------
                                   Title: Vice President


                                CAISSE NATIONALE DE CREDIT
                                  AGRICOLE, as a Lender


                                By: Dean Balice
                                   ---------------------------------
                                   Title: Senior Vice President
                                          Branch Manager


                                NATIONAL CITY BANK, as a Lender


                                By: Davis R. Bonner
                                   ---------------------------------
                                   Title: Vice President



                                SOCIETY NATIONAL BANK, as a Lender

                                By:  Unlegible
                                   ---------------------------------
                                   Title: Vice President

                SECOND AMENDMENT TO LETTER OF CREDIT AGREEMENT
                ----------------------------------------------
                          AND RELEASE OF COLLATERAL
                          -------------------------


                        SECOND AMENDMENT (the "Amendment"), dated as of May 10,
                   1995, among The LTV Corporation, a Delaware corporation ("LTV"), LTV Steel Company, Inc., a New Jersey corporation, Continental Emsco Company, a Delaware corporation, LTV Steel Mining Company, a Minnesota limited partnership, LTV Steel Tubular Products Company, a Delaware corporation (the "Borrowers"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and BT Commercial Corporation, acting as Agent (the "Agent") in the manner and to the extent described in Article 9 of the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                             W I T N E S S E T H:
                             - - - - - - - - - -

                        WHEREAS, LTV, the Borrowers, the Lenders and the Agent
                   are parties to a Credit Agreement, dated as of October 12, 1994 (as amended, modified or supplemented to the date hereof. the "Credit Agreement"),

                        WHEREAS, the parties to the Credit Agreement wish to
                   amend the Credit Agreement to permit (i) LTV to sell the stock of Continental Emsco, LTV Properties, Inc. and Continental Supply Company (or any of them) or to cause Continental Emsco, LTV Properties, Inc. and Continental Supply Company to sell all or a substantial portion of their assets, pursuant to a purchase agreement (the "Continental Emsco Sale"), (ii) Continental Emsco to cease as a "Borrower" and (iii) the release of all of the assets of Continental Emsco from the security interest and any other liens or interest under the Inventory Security Agreement (the "Security Interest");

                        NOW, THEREFORE, it is agreed:

                        1. On the Second Amendment Effective Date (immediately
                   prior to giving effect to the Continental Emsco Sale), (i) Continental Emsco shall cease to be a Borrower and shall have no further obligations thereunder (including, without limitation, as a Guarantor thereunder), and (ii) each Letter of Credit issued for the account of Continental Emsco and in effect on the date hereof, a list of which shall be delivered to the Agent and the respective Issuing Lender on or prior to the Second Amendment Effective Date (each, a "Continental Emsco Letter of Credit"), shall cease to be a Letter of Credit, and each Lender other than the relevant Issuing Lender with respect to each such Continental Emsco Letter of Credit shall thereupon be released from its obligations with respect thereto (including its obligations to the Issuing Lender with respect thereto) without further action on the part of any Person.

                                   2. Section 7.1 of the Credit Agreement is
                   hereby waived to the extent required to permit the Continental Emsco Sale, and without limiting the foregoing, the proceeds of such sale shall in no event be taken into account in determining the amount of asset sales made pursuant to clause (viii) thereof.

                                   3. On the Second Amendment Effective Date
                   (immediately prior to giving effect to the Continental Emsco
                   Sale), the Security shall be released with respect to any and all assets of Continental Emsco, LTV Properties, Inc. and Continental Supply Company (including all proceeds thereof) in accordance with Section 9.9 of the Credit Agreement. On the Second Amendment Effective Date (immediately prior to giving effect to the Continental Emsco
                   Sale), the Collateral Agent shall in accordance with Section
                   9.9 of the Credit Agreement execute and deliver to Continental Emsco such UCC-3 termination statements under the Uniform Commercial Code to be filed in relevant jurisdictions and shall take such further action to evidence such release as Continental Emsco shall reasonably request, all at Continental Emsco's sole cost and expense and each Lender hereby confirms the Collateral Agent's authority to do so as set forth in Section 9.9(b) of the Credit Agreement.

                                   4. In order to induce the undersigned
                   Lenders to enter into this Amendment, LTV and the Borrowers hereby represent and warrant that:

                                   (a) No Default or Event of Default exists as
                           of the Second Amendment Effective Date and after giving effect to this Amendment;

                                   (b) On the Second Amendment Effective Date
                           after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in ail material respects;

                                   (c) On and after the Second Amendment
                           Effective Date, this Amendment, and the transactions permitted hereby, shall be permitted by, and shall not violate any material term of or cause a breach of, any of the Related Agreements;

                                   (d) On the Second Amendment Effective Date
                           (immediately prior to giving effect to the Continental Emsco Sale), LTV and the Borrower shall have received all required consents necessary to effect the Continental Emsco Sale and such consents shall remain in full force and effect, and

                                   (e) To the extent the Continental Emsco Sale
                           is effected pursuant to Section 22 of the Security Agreement rather than Section 20(b) of the Security Agreement, then LTV and LTV Steel shall have delivered such Officer's Certificates as may be required pursuant to Section 3.1 (b) of the Inventory Intercreditor Agreement.

                                   5. This Amendment is limited as specified
                   and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                                6. This Amendment may be executed in any number
                  of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with LTV, the Borrowers and the Agent.

                                 7. THIS AMENDMENT AND THE RIGHTS AND
                  OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                 8. This Amendment shall become effective on
                  the date (the "Second Amendment Effective Date") on which (i) LTV, the Borrowers and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile device) the same to the Agent and (ii) with respect to each Continental Emsco Letter of Credit, each of the respective Issuing Lenders shall have been provided a letter of credit in form and substance satisfactory to such Issuing Lender supporting the obligations of Continental Emsco thereunder issued by a bank or other financial institution the long-term unsecured public debt of whom (or of whose parent holding company) is rated at least A- by Standard & Poor's Ratings Group or at least A3 by Moody's Investors Service, Inc., or which is otherwise reasonably acceptable to such Issuing Lender, each in a stated amount equal to the maximum stated amount of, and with an expiry date no earlier than that of, such Continental Emsco Letter of Credit.

                                 9. From and after the Second Amendment
                  Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                      THE LTV CORPORATION



                                      By: /s/ A. W. Huge
                                          ------------------
                                          Title: Senior Vice President & CFO



                                      LTV STEEL COMPANY, INC.

                                      By: /s/ A. W. Huge
                                          ------------------
                                          Title: Senior Vice President-Finance
                                                 & CFO



                                      CONTINENTAL EMSCO COMPANY


                                      By: /s/ A. W. Huge
                                          ------------------
                                          Title: Vice President & Controller



                                      LTV STEEL MINING CO.,

                                      By: Youngstown Erie Corporation


                                      By: /s/ A. W. Huge
                                          ------------------
                                          Title: Vice President & Controller

                                  BY: Erie B Corporation



                                  By: A.W. Huge
                                     -------------------------------
                                     Title: Vice President & Controller


                                  By: Erie I Corporation



                                  By: A.W. Huge
                                     -------------------------------
                                     Title: Vice President & Controller


                                  LTV STEEL TUBULAR PRODUCTS COMPANY


                                  By: A.W. Huge
                                     -------------------------------
                                     Title: Vice President & Controller


                                  BT COMMERCIAL CORPORATION,
                                    individually and as Agent
                                    and Collateral Agent



                                  By:  Linda  ??????????
                                     -------------------------------
                                     Title: Vice President



                                  CHEMICAL BANK, as a Lender



                                  By:  John F. Gehebe
                                     -------------------------------
                                     Title: Assistant Vice President

                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LTD., as a Lender



                                   By:  ?????????
                                      -------------------------------------
                                      Title: Vice President & Deputy
                                             General Manager


                                   MELLON BANK, N.A., as a Lender


                                   By:
                                      -------------------------------------
                                      Title




                                   THE SUMITOMO BANK, LTD.,
                                    CHICAGO BRANCH, as a Lender


                                   By: James W. Semonchik
                                      -------------------------------------
                                      Title: Senior Vice President



                                   PNC BANK, NATIONAL ASSOCIATION,
                                    as a Lender


                                   By: Julianne S. McKenzie
                                      -------------------------------------
                                      Title: Vice President

                                        CREDIT LYONNAIS, CHICAGO
                                          BRANCH, as a Lender



                                        By: Mary Ann Klemm
                                           ------------------------------------
                                           Title: Vice President and Group Head


                                        CAISSE NATIONALE DE CREDIT
                                         AGRICOLE, as a Lender



                                        By: Dean Balice
                                           ------------------------------------
                                           Title: Senior Vice President
                                                  Branch Manager


                                        NATIONAL CITY BANK, as a Lender


                                        By: Davis R. Bonner
                                           ------------------------------------
                                           Title: Vice President


                                        SOCIETY NATIONAL BANK, as a Lender


                                        By:  ?????????????
                                           ------------------------------------
                                           Title: Vice President

                THIRD AMENDMENT TO LETTER OF CREDIT AGREEMENT
                ---------------------------------------------

                   THIRD AMENDMENT (the "Amendment"), dated as of June 2, 1995, among The LTV Corporation, a Delaware corporation ("LTV"), LTV Steel Company, Inc., a New Jersey corporation, Continental Emsco Company, a Delaware corporation, LTV Steel Mining Company, a Minnesota limited partnership, LTV Steel Tubular Products Company, a Delaware corporation (the "Borrowers"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and BT Commercial Corporation, acting as Agent (the "Agent") in the manner and to the extent described in Article 9 of the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                                  W I T N E S S E T H:
                                  - - - - - - - - - -

                   WHEREAS, LTV, the Borrowers, the Lenders and the Agent are parties to a Credit Agreement, dated as of October 12, 1994 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

                   WHEREAS, LTV intends, directly or through any of its Subsidiaries, to sell, transfer or otherwise dispose of (whether by sale of assets or stock, merger or any combination thereof) all or any of the assets or the capital stock of Continental Emsco, LTV Properties. Inc. and Continental Supply Company (the "Continental Emsco Sale");

                   WHEREAS, pursuant to the Second Amendment to the Credit Agreement and Release of Collateral dated as of May 2, 1995, LTV received consent for the Continental Emsco Sale and release of Collateral in connection therewith;

                   WHEREAS, LTV, directly or through a Subsidiary, intends (i) to purchase from the PBGC all of the outstanding Republic Notes for the Accreted Value thereof (as defined in such Republic Notes) as of the date of such purchase, and (ii) if the net proceeds from the Continental Emsco Sale exceed $70 million, to purchase from the PBGC a portion of the outstanding Zero Coupon Notes in the aggregate face amount of $50 million for the Accreted Value thereof (as defined in such Zero Coupon Notes) as of the date of such purchase (the transactions referred to in clauses (i) and (ii) being collectively referred to herein as the "Note Repurchases"),

                   WHEREAS, after the Note Repurchases, LTV Steel wishes to issue, in exchange for the Zero Coupon Notes remaining outstanding following the Note Repurchases, promissory notes ("Promissory Notes") substantially in the form of Exhibit A attached to this Amendment (fully guaranteed by LTV and each ERISA Affiliate) with an issue date of the June 30 or December 31 immediately preceding such issuance and having an aggregate principal amount equal to the Accreted Value (as defined in such Zero

    Coupon Notes) of such remaining Zero Coupon Notes, as of such issue date (the "Note Exchange"); and

                    WHEREAS, the Borrowers desire that the Credit Agreement be further amended to the extent necessary to permit the Note Repurchases, the Note Exchange and the payment of interest and prepayment of principal from time to time on the Promissory Notes (including any Promissory Notes issued in payment of interest on other Promissory Notes);

                    NOW, THEREFORE, it is agreed:

                    1. The definition of "Available Capital Expenditure Amount" contained in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iii) and inserting
    "," in lieu thereof; (ii) deleting the period at the end of   clause (iv)
    and substituting "and" in lieu thereof and (iii) inserting the following new clause (v):

                    "(v) MINUS an amount equal to the aggregate cash payments of LTV and its Subsidiaries to the PBGC with respect to the Note Repurchases and any prepayment of principal on the Promissory Notes from the Closing Date to such date."

                    2. Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definitions in appropriate alphabetical order:

                    "NOTE EXCHANGE shall have the meaning provided in the Third
            Amendment to the Credit Agreement dated as of June 2, 1995.

                    "NOTE REPURCHASES shall have the meaning provided in the
            Third Amendment to the Credit Agreement dated as of June 2, 1995.

                    "PROMISSORY NOTES shall mean promissory notes issued by LTV
            Steel: (i) to the PBGC in exchange for the Zero Coupon Notes remaining outstanding following the Note Repurchases; and (ii) in payment of interest on other Promissory Notes (in both cases, such Promissory Notes being issued substantially in the form of Exhibit A attached to the Third Amendment to the Credit Agreement dated as of June 2, 1995.

                    3. Section 7.3 of the Credit Agreement is hereby amended by
    (i) deleting the word "and" appearing at the end of clause (xiv) thereof;
    (ii) deleting the period at the end of clause (xv) and inserting "; and" in lieu thereof and (iii) and inserting the following new clause (xvi):

                      "(xvi) LTV and its Subsidiaries may become and remain
             liable with respect to the issuance and guarantee of the Promissory Notes, and any such Indebtedness will not count toward the limit on outstanding other Indebtedness in Section 7.3(xv) above."

                      4. Section 7.7 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iv) thereof; (ii) deleting the period at the end of clause (v) and substituting "; and" in lieu thereof and (iii) inserting the following new clause (vi):
                      "(vi) as long as no Default or Event of Default exists or would arise therefrom the Note Repurchases, the Note Exchange, and the payment of interest (in cash and/or through the issuance of additional Promissory Notes) and the prepayment of principal on the Promissory Notes shall be permitted."

                      5. Section 7.15 of the Credit agreement is hereby waived to the extent required to permit the Note Repurchases, the Note Exchange, and the payment of interest (in cash and/or through the issuance of additional Promissory Notes) and the prepayment of principal on the Promissory Notes.

                      6. In order to induce the undersigned Lenders to enter into this Amendment, LTV and the Borrowers hereby represent and warrant that:

                      (a) No Default or Event of Default exists as of the Third
             Amendment Effective Date and after giving effect to this Amendment;

                      (b) On the Third Amendment Effective Date after giving
             effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects; and

                      (c) On and after the Third Amendment Effective Date, this
             Amendment, and the transactions permitted hereby, shall be permitted by, and shall not violate any material term of or cause a breach of, any of the Related Agreements.

                      7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                      8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with LTV, the Borrowers and the Agent.

                 9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH
  AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                 10. This Amendment shall become effective on the date (the "Third Amendment Effective Date") on which LTV, the Borrowers and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile device) the same to the Agent.

                 11. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.


                                 *    *    *

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                THE LTV CORPORATION



                                By:  /s/ A.W. Huge
                                   -------------------------
                                   Title:   Senior Vice President and
                                            Chief Financial officer


                                LTV STEEL COMPANY, INC.



                                By:  /s/ A.W. Huge
                                   -------------------------
                                   Title: Senior Vice President - Finance and
                                          Chief Financial Officer


                                CONTINENTAL EMSCO COMPANY



                                By:  /s/ A.W. Huge
                                   -------------------------
                                   Title: Vice President & Controller



                                LTV STEEL MINING CO.,

                                By: Youngstown Erie Corporation



                                By: /s/ A.W. Huge
                                   -------------------------
                                   Title: Vice President & Controller

                                By: Erie B Corporation



                                By: /s/ A.W. Huge
                                   -------------------------
                                   Title: Vice President & Controller


                                By: Erie I Corporation


                                By: /s/ A.W. Huge
                                   -------------------------
                                   Title: Vice President & Controller



                                LTV STEEL TUBULAR PRODUCTS COMPANY


                                By: /s/ A.W. Huge
                                   -------------------------
                                   Title: Vice President & Controller



                                BT COMMERCIAL CORPORATION,
                                 individually and as Agent
                                 and Collateral Agent


                                By: /s/ Linda Melomar
                                   -------------------------
                                   Title: Vice President



                                CHEMICAL BANK, as a Lender



                                By:  /s/ illegible
                                   -------------------------
                                   Title: Managing Director

                                THE LONG-TERM CREDIT BANK OF JAPAN,
                                LTD., as a Lender



                                By:  /s/ illegible
                                   -------------------------
                                     Title: Vice President & Deputy
                                            General Manager



                                MELLON BANK, N.A., as a Lender



                                By:  /s/ Roger N. Stanier
                                   -------------------------
                                     Title: Vice President



                                THE SUMITOMO BANK, LTD.,
                                 CHICAGO BRANCH, as a Lender



                                By: /s/ James W. Semonchik
                                   -------------------------
                                     Title: Senior Vice President



                                PNC BANK, NATIONAL ASSOCIATION,
                                 as a Lender



                                By:
                                   -------------------------
                                     Title:

                                CREDIT LYONNAIS, CHICAGO
                                 BRANCH, as A lENDER




                                By:  /s/ illegible
                                   -------------------------
                                     Title: illegible



                                CAISSE NATIONALE DE CREDIT
                                 AGRICOLE, as a Lender



                                By:  /s/ David ?
                                   -------------------------
                                     Title: Head of Corporate Banking
                                            Chicago


                                NATIONAL CITY BANK, as a Lender



                                By: /s/ Davis R. Bonner
                                   -------------------------
                                     Title: Vice President



                                SOCIETY NATIONAL BANK, as a Lender



                                By: /s/ illegible
                                   -------------------------
                                     Title: Vice President

                FOURTH AMENDMENT TO LETTER OF CREDIT AGREEMENT
                ----------------------------------------------

                               FOURTH AMENDMENT (the "Amendment"), dated as of
                July 31, 1995, among The LTV Corporation, a Delaware corporation ("LTV"), LTV Steel Company, Inc., a New Jersey corporation, Continental Emsco Company, a Delaware corporation, LTV Steel Mining Company, a Minnesota limited partnership, LTV Steel Tubular Products Company, a Delaware corporation (the "Borrowers"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and BT Commercial Corporation, acting as Agent (the "Agent") in the manner and to the extent described in Article 9 of the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defmed shall have the respective meanings provided such terms in the Credit Agreement.


                                  WITNESSETH:
                                  ----------

                               WHEREAS, LTV, the Borrowers, the Lenders and the
                Agent are parties to a Credit Agreement, dated as of October 12, 1994 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

                               WHEREAS, pursuant to the Second Amendment to the
                Credit Agreement and Release of Collateral dated as of May 10, 1995, LTV received consent for the Continental Emsco Sale and release of Collateral in connection therewith;

                               WHEREAS, pursuant to the Third Amendment to the
                Letter of Credit Agreement dated as of June 2, 1995, LTV received consent for the Note Repurchases and the Note Exchange; and

                               WHEREAS, the Borrowers desire that the Credit
                Agreement be further amended to the extent necessary to permit the assumption by LTV of certain Continental Emsco Letter of Credit Obligations and the other changes contemplated herein;


                               NOW, THEREFORE, it is agreed:

                               1. Notwithstanding that Continental Emsco is the
                account party and is no longer a Borrower under the Credit Agreement, on the Fourth Amendment Effective Date, LTV hereby assumes all of the obligations of Continental Emsco with respect to, and Continental Emsco is expressly released from all obligations with respect to, each Letter of Credit set forth on Schedule I hereto as if LTV were the account party on such Letters of Credit.

                                2. The definition of "Note Repurchases"
                contained in the Third Amendment to the Credit Agreement is hereby amended by deleting the amount "$70 million" appearing therein and inserting in lieu thereof the amount "$60 million".

                                3. The Third Amendment to the Credit Agreement
                is hereby amended by deleting the date "May 2, 1995" appearing therein in the third WHEREAS clause and inserting in lieu thereof "May 10, 1995."

                                4. In order to induce the undersigned Lenders
                to enter into this Amendment, LTV and the Borrowers hereby represent and warrant that:

                                (a) No Default or Event of Default exists as of
                        the Fourth Amendment Effective Date and after giving effect to this Amendment;

                                (b) On the Fourth Amendment Effective Date
                        after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects; and

                                (c) On and after the Fourth Amendment Effective
                        Date, this Amendment, and the transactions permitted hereby, shall be permitted by, and shall not violate any material term of or cause a breach of, any of the Related Agreements.

                                5. This Amendment is limited as specified and
                shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                                6. This Amendment may be executed in any number
                of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with LTV, the Borrowers and the Agent.

                                7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
                OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                8. This Amendment shall become effective on the
                date (the "Fourth Amendment Effective Date") on which LTV, the Borrowers and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile device) the same to the Agent.

                                9. From and after the Fourth Amendment
                Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                                        * * *

                                       IN WITNESS WHEREOF, the parties hereto
                     have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                        THE LTV CORPORATION


                                        By:   J.C. Skurek
                                           -----------------------------
                                           Title:


                                        LTV STEEL COMPANY, INC.


                                        By:   J.C. Skurek
                                           -----------------------------
                                           Title:


                                        CONTINENTAL EMSCO COMPANY


                                        By:   J.C. Skurek
                                           -----------------------------
                                           Title:


                                        LTV STEEL MINING CO.,


                                        By: Youngstown Erie Corporation

                                        By:   J.C. Skurek
                                           -----------------------------
                                           Title:

                                        By: Erie B Corporation

                                        By:   J.C. Skurek
                                           -----------------------------
                                           Title:


                                        By: Erie I Corporation


                                        By:   J.C. Skurek
                                           -----------------------------
                                           Title:


                                        LTV STEEL TUBULAR PRODUCTS
                                         COMPANY


                                        By:   J.C. Skurek
                                           -----------------------------
                                           Title:


                                        BT COMMERCIAL CORPORATION,
                                         individually and as Agent
                                         and Collateral Agent


                                        By:   Linda Melomar
                                           -----------------------------
                                           Title: Vice President



                                        CHEMICAL BANK, as a Lender



                                        By:   James H. Ramage
                                           -----------------------------
                                           Title: Vice President

                                        THE LONG-TERM CREDIT BANK OF
                                         JAPAN, LTD., as a Lender



                                        By:   ?????????
                                           -----------------------------
                                           Title: Vice President & Deputy
                                                  General Manager


                                        MELLON BANK, N.A., as a Lender


                                        By:  Roger N. Stanier
                                           -----------------------------
                                           Title: Vice President


                                        THE SUMITOMO BANK, LTD.,
                                         CHICAGO BRANCH, as a Under



                                        By:   Hiroyuki Iwami
                                           -----------------------------
                                           Title: Joint General Manager


                                        PNC BANK, NATIONAL ASSOCIATION,
                                         as a Lender


                                        By:   Joseph G. Moran
                                           -----------------------------
                                           Title: Vice President


                                        CREDIT LYONNAIS, CHICAGO
                                         BRANCH, as a Lender



                                        By:   Mary Ann Klemm
                                           -----------------------------
                                           Title: Vice President and
                                                  Group Head

                                        CAISSE NATIONALE DE CREDIT
                                         AGRICOLE, as a Lender


                                        By:   David Bouhl
                                           -----------------------------
                                           Title: Head of Corporate Banking
                                                  Chicago


                                        NATIONAL CITY BANK, as a Lender


                                        By:  Davis R. Bonner
                                           -----------------------------
                                           Title: Vice President



                                        SOCIETY NATIONAL BANK, as a Lender


                                        By:   ???????????
                                           -----------------------------
                                           Title:

                                                                      Schedule I


    LC#                 $ BALANCE        BENEFICIARY                   EXPIRY             EVERG.              FINAL
    BANKERS TRUST COMPANY

    S781964             $15,515.28 ATWOOD OCEANICS                     09/30/95           N                   N
    S781872             $5908.50 ATWOOD OCEANICS                       09/30/95           N                   N
    S793309             $148,855.00 ATLANTIC RICHFIELD                 09/30/97           N                   N
    S793311             $193,624.00 ATLANTIC RICHFIELD                 12/31/97           N                   N
    S793519             $32,192.00 SEMBAWANG                           01/31/96           N                   N
    S794096             $66,462.00 MINERA ESCONDIA LT                  05/23/96           N                   N
    S794108             $166,785.90 ATWOOD OCEANICS                    09/30/95           N                   N
    S794275             $70,608.20 BANK OF CHINA                       08/22/96           N                   N
    S794848             $7,955.60 MINERA ESCONDIA                      06/15/96           N                   N

                                                    $707,906.48 TOTAL

    MELLON
    S806867             $204,832.69 OILFIELD DEVELOP                   06/28/96           N                   N
    S819521             $175,004.90 BOHAI OIL CORP                     08/31/95           N                   N
    S823817             $115,465.49 AMEC ENGINEERING                   07/30/95           N                   N
    S823824             $101,376.30 AMEC ENGINEERING                   07/30/95           N                   N
    S823828             $10,484.49 AMEC ENGINEERING                    07/30/95           N                   N
    S823830             $26,817.20 AMEC ENGINEERING                    07/30/95           N                   N
    S824518             $23,040.50 ARCO CHINA INC                      01/01/96           N                   N

                                                    $657,021.57 TOTAL

    CHEMICAL
    7224555             $47,665.70 BANK BUMIPUTRA                      10/30/95           y                   N
    T228974             $276,161.60 VARYEGANNEFTEGAZ                   09/10/96           N                   N
    T231489             $34,025.50 SARAWAK SHELL                       05/26/96           y                   05/26/96
    T231490             $22,863.74 SARAWAK SHELL                       05/29/96           y                   05/29/96
    T231491             $17,447.99 SARAWAK SHELL                       02/13/96           y                   02/13/96
    T231746             $12,992.40 LARSON & TOUBRO                     06/24/96           y                   N

                                                    $411,156.93 TOTAL

                        $1,776.084.98               GRAND TOTAL